UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2025
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131
(Address of Principal Executive Offices including Zip code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, on November 19, 2025, the stockholders of Lumentum Holdings Inc. (the “Company”) approved the 2025 Equity Incentive Plan (the “2025 Plan”), including the reservation of shares of the Company’s common stock for issuance thereunder.

The Company’s board of directors previously approved the 2025 Plan subject to stockholder approval. A detailed summary of the 2025 Plan is set forth in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) filed with the Securities and Exchange Commission on October 7, 2025 (the “2025 Proxy Statement”). A copy of the 2025 Plan is filed herewith as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 19, 2025, the Company held the 2025 Annual Meeting. There were 70,912,590 shares issued, outstanding and entitled to vote at the meeting as of the record date of September 25, 2025, of which 61,863,720 shares were represented at the meeting, constituting 87.24%% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the 2025 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non-Votes:
Pamela F. Fletcher	55,121,024	290,936	178,421	6,273,339
Isaac H. Harris	54,966,711	525,570	98,100	6,273,339
Penelope A. Herscher	53,534,149	1,958,149	98,083	6,273,339
Michael E. Hurlston	54,685,773	806,675	97,933	6,273,339
Julia S. Johnson	53,005,061	2,488,126	97,194	6,273,339
Brian J. Lillie	54,871,053	621,065	98,263	6,273,339
Paul R. Lundstrom	55,453,577	38,724	98,080	6,273,339
Ian S. Small	54,646,971	844,641	98,769	6,273,339
(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
49,092,285	6,133,562	364,534	6,273,339
(iv) To approve the 2025 Equity Incentive Plan:

For:	Against:	Abstentions:	Broker Non-Votes:
45,653,375	9,596,444	340,562	6,273,339
(v) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2026:

For:	Against:	Abstentions:
61,391,629	213,806	258,285

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2025 Equity Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form S-8 (file no. 333-291645) filed with the Securities and Exchange Commission on November 19, 2025)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Jae Kim
	Name:	Jae Kim
	Title:	Senior Vice President, General Counsel and Secretary

November 24, 2025